RBC FUNDS TRUST

Prime Money Market Fund

U.S. Government Money Market Fund

Supplement dated November 25, 2015 to the Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”) dated November 25, 2015

This Supplement provides additional information beyond that contained in the

Prospectus and SAI should be read in conjunction with the Prospectus and SAI.

Prime Money Market Fund.  On November 23, 2015, the Board of Trustees of RBC Funds Trust approved in principle RBC Global Asset Management (U.S.) Inc.’s recommendation that the Prime Money Market Fund will no longer be offered by the Trust after September 30, 2016 and will be closed to investments prior to that date, at a date to be determined. Shareholders will be notified of a liquidation date and the date the Fund will suspend purchases and exchanges into the Fund. This decision was made after careful consideration of the Fund’s operations, shareholder base and regulatory changes.

If you are a client of RBC Capital Markets, LLC, including its RBC Wealth Management division, or a client of an introducing broker-dealer for which the RBC Correspondent Services acts as clearing broker, or a client of an investment advisor for which RBC Advisor Services provides custody and execution services, your shares of the Fund may be redeemed on your behalf by RBC Capital Markets, LLC prior to the liquidation. No action is necessary on your part. If you have questions, please contact your investment professional.

You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

U.S. Government Money Market Fund.  The Fund’s principal investment strategy includes a policy to invest at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash secured by them, as currently written in the Prospectus.

The Fund’s Board of Trustees does not currently intend to impose a liquidity fee or redemption gate on redemptions of the U.S. Government Money Market Fund. Please note, however, that the Board reserves the ability to subject the U.S. Government Money Market Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.

Please contact RBC Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE